August 22, 2025

BNY MELLON INVESTMENT FUNDS I

-BNY Mellon Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

Effective on or about October 1, 2025 (the "Effective Date"), the following information supersedes and replaces any contrary information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.80	.80	.80	.80
Distribution (12b-1) fees	none	.75	none	none
Other expenses: +
Shareholder services fees	.25	.25	none	none
Miscellaneous other expenses	.34	.50	.25	.19
Total other expenses	.59	.75	.25	.19
Total annual fund operating expenses+	1.39	2.30	1.05	.99
Fee waiver^	(.15)	(.15)	(.15)	(.15)
Total annual fund operating expenses (after fee waiver) +	1.24	2.15	.90	.84

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

+ "Other expenses," "Total annual fund operating expenses" and "Total annual fund operating expenses (after fee waiver)" have been restated to reflect the termination of the fund's fund accounting and administrative services agreement and the fee payable thereunder.

^ The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .15% of the value of the fund's average daily net assets until February 27, 2026. On or after February 27, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$694	$976	$1,278	$2,135
Class C (with redemption at end of period)	$318	$704	$1,217	$2,024
Class C (without redemption at end of period)	$218	$704	$1,217	$2,624
Class I (with or without redemption at end of period)	$92	$319	$565	$1,269
Class Y (with or without redemption at end of period)	$86	$300	$532	$1,199

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